UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 4, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On May 9, 2011, Assured Guaranty Ltd. (“AGL” or the “Company”) issued a press release reporting its first quarter 2011 results and the availability of its March 31, 2011 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. In addition, the press release is available on the Company’s website at www.assuredguaranty.com/news and the financial supplement is available on the Company’s website at www.assuredguaranty.com/investor-information/by-company/assured-guaranty-ltd/financial-information/.

Item 5.03

Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2011, the shareholders of AGL approved and adopted an amendment to the Bye-Laws of AGL to provide for the annual election of all directors. The amendment is described in more detail on (i) page 69 of AGL’s proxy statement dated March 18, 2011, and (ii) Exhibit B to AGL’s proxy statement dated March 18, 2011, which contains the text of the Bye-Law 12 (marked to show the amendment), each of which is incorporated by reference herein.

A copy of the Bye-Laws of AGL, as amended, is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

AGL convened its annual general meeting of shareholders on May 4, 2011 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.  Election of four directors

	01 Election of Francisco L. Borges:

	For	Withheld	Broker Non-Votes

	145,904,763	12,387,403	13,531,617

02 Election of Patrick W. Kenny:

For	Withheld	Broker Non-Votes

147,366,629	10,925,537	13,531,617

03 Election of Robin Monro-Davies

For	Withheld	Broker Non-Votes

147,394,097	10,898,069	13,531,617

04 Election of Michael T. O’Kane

For	Withheld	Broker Non-Votes

147,397,731	10,894,435	13,531,617

2. Amendment of the Company’s Bye-Laws

For	Against	Abstain	Broker Non-Votes

171,524,664	166,801	132,318	13,531,617

3. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

127,135,942	30,668,798	487,426	13,531,617

4. Frequency Vote on Submission of Executive Compensation Advisory Votes

One-Year	Two Years	Three Years	Abstain	Broker Non-Votes

132,033,893	71,819	25,599,619	586,835	13,531,617

5. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for year ending December 31, 2011

For	Against	Abstain

170,508,883	1,204,994	109,906

6. Subsidiary Proposals

6.1 Authorizing the Company to vote for directors of its subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

01 Election of Howard Albert:

For	Withheld	Broker Non-Votes

147,414,955	10,877,211	13,531,617

02 Election of Robert A. Bailenson:

For	Withheld	Broker Non-Votes

147,418,390	10,873,776	13,531,617

03 Election of Russell B. Brewer II:

For	Withheld	Broker Non-Votes

147,411,638	10,880,528	13,531,617

04 Election of Gary Burnet:

For	Withheld	Broker Non-Votes

147,413,490	10,878,676	13,531,617

05 Election of Dominic J. Frederico:

For	Withheld	Broker Non-Votes

147,528,652	10,763,514	13,531,617

06 Election of James M. Michener:

For	Withheld	Broker Non-Votes

147,524,552	10,767,614	13,531,617

07 Election of Robert B. Mills:

For	Withhold	Broker Non-Votes

147,529,652	10,762,514	13,531,617

08 Election of Kevin Pearson:

For	Withheld	Broker Non-Votes

147,408,838	10,883,328	13,531,617

6.2 Authorizing the Company to vote for the appointment of PricewaterhouseCoopers LLP as AG Re’s independent auditors for the year ending December 31, 2011:

For	Against	Abstain

170,659,553	1,015,810	148,420

After taking into account the results of the shareholder advisory vote on the frequency of say-on-pay conducted at the 2011 annual general meeting, the Board of Directors decided that it shall be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of say-on-pay votes is conducted.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd., as amended

4.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd., as amended (Incorporated by reference to Exhibit 3.1)

99.1	Assured Guaranty Ltd. Press Release dated May 9, 2011 reporting first quarter 2011 results

99.2	March 31, 2011 Financial Supplement of Assured Guaranty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ Robert B. Mills
Name: Robert B. Mills
Title: Chief Financial Officer

DATE:  May 10, 2011

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd., as amended

4.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd., as amended (Incorporated by reference to Exhibit 3.1)

99.1	Assured Guaranty Ltd. Press Release dated May 9, 2011 reporting first quarter 2011 results

99.2	March 31, 2011 Financial Supplement of Assured Guaranty Ltd.